Filed Pursuant to Rule 497
File No. 333-204239

FS INVESTMENT CORPORATION IV

Supplement dated January 8, 2016

to

Prospectus dated October 28, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation IV dated October 28, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Status of Our Initial Public Offering

Since commencing our initial public offering and through January 6, 2016, we sold approximately 112,642 shares of Class T common stock to persons who are not affiliated with us or FSIC IV Advisor for gross proceeds of approximately $1.2 million, thereby satisfying the minimum offering requirement. As a result, through January 6, 2016, we sold an aggregate of approximately 887,754 shares of Class T common stock for gross proceeds of approximately $9.2 million, including $200,000 of seed capital contributed by the principal of FSIC IV Advisor in February 2015 and approximately $7.8 million from shares of Class T common stock sold in our initial public offering to certain members of our board of directors and individuals and entities affiliated with FSIC IV Advisor and GDFM. Having satisfied the minimum offering requirement, we commenced operations on January 6, 2016.

In connection with the satisfaction of the minimum offering requirement and the commencement of our operations, our investment advisory and administrative services agreement became effective and the base management fee and any incentive fees, as applicable, payable to FSIC IV Advisor thereunder began to accrue. See the section of the Prospectus entitled “Investment Advisory and Administrative Services Agreement.”

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—How to Subscribe” beginning on page 17 of the Prospectus by replacing the second paragraph thereof in its entirety with the following:

Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be generally admitted not later than the first weekly closing after the investor’s subscription was accepted by us. If the investor’s subscription is accepted, we will send confirmation and notice of our acceptance to the investor. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

Questions and Answers About this Offering

This supplement supplements and amends the section of the Prospectus entitled “Questions and Answers About this Offering” beginning on page 30 of the Prospectus by replacing the answer to the question “How do I subscribe for shares of common stock?” in its entirety with the following:

If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be generally admitted not later than the first weekly closing after the investor’s subscription was accepted by us. If the investor’s subscription is accepted, we will send confirmation and notice of our acceptance to the investor. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.